                                        OPPENHEIMER SELECT MANAGERS SERIES
                                      Supplement dated March 28, 2002 to the
                                          Prospectus dated March 28, 2002

The  Prospectus is changed by adding the following  section in "About Your Account - How to Buy Shares"  before the sub-section entitled "How Can You Buy Class A Shares?":

         In  addition  to paying the dealer the regular  sales  concessions  for sales of Class A, Class B and Class C shares  described in the Prospectus,  the Distributor  will pay a special  concession to A.G. Edwards & Sons, Inc. ("AGE") on purchase  orders for shares of the Fund submitted from
         February 1, 2002,  through April 15, 2002 (the  concession  period),  for  Individual  Retirement
         Accounts  for which AGE is the dealer of record,  including  OppenheimerFunds-sponsored  IRAs and
         AGE  prototype  IRAs.  The  concession  applies  to  qualifying  purchases  of shares  during the concession  period to establish new IRAs as well as to make additional  contributions to existing
         IRAs.  The  special  concession  does not apply to  purchases  intended  but not yet made under a
         Letter of Intent or to  purchases  made with the  proceeds of a  redemption  or exchange  from an account(s)  in  one  or  more  of  the  Oppenheimer  funds.  During  the  concession  period  the
         Distributor  will reallow to AGE the full  commission on  qualifying  purchases of Class A shares and will advance to AGE from the  Distributor's own resources an additional 0.50% on qualifying sales of Class B shares and 0.25% on qualifying sales of Class C shares.

March 28, 2002                                                                                  PS0505.015

Oppenheimer
Select Managers

Prospectus dated March 28, 2002

Mercury Advisors S&P 500 Index Fund
Mercury Advisors Focus Growth Fund
QM Active Balanced Fund
Jennison Growth Fund
Salomon Brothers Capital Fund
Gartmore Millennium Growth Fund II

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds'
securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

CONTENTS

                  ABOUT THE FUNDS

             3    OSM - Mercury Advisors S&P 500 Index Fund
             9    OSM - Mercury Advisors Focus Growth Fund
            14    OSM - QM Active Balanced Fund
            20    OSM - Jennison Growth Fund
            25    OSM - Salomon Brothers Capital Fund
            30    OSM - Gartmore Millennium Growth Fund II
            35    About the Funds' Investments
            41    How the Funds are Managed

                  ABOUT YOUR ACCOUNT

            47    How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

            56    Special Investor Services

                  AccountLink
                  PhoneLink

                  OppenheimerFunds Internet Website
                  Retirement Plans

            58    How to Sell Shares

                  By Mail
                  By Telephone

            61    How to Exchange Shares
            62    Shareholder Account Rules and Policies

            64    Dividends, Capital Gains and Taxes
            65    Master/Feeder Structure
            66    Financial Highlights

ABOUT THE FUNDS

Oppenheimer Select Managers -
Mercury Advisors S&P 500 Index Fund

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund
seeks to match the performance of the Standard &
Poor's 500 Composite Stock Price Index (the "S&P
500") as closely as possible before the deduction of
Fund expenses.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund is a
non-diversified mutual fund series of Oppenheimer
Select Managers (referred to in this Prospectus as
the "Trust" or "OSM") that invests all of its assets
in the Master S&P 500 Index Series of the
Quantitative Master Series Trust, a registered
investment company (the "Master Fund") that has the
same goals as the Fund. All investments will be made
by the Master Fund. This structure is sometimes
referred to as a "master/feeder" structure. The
Fund's investment results will correspond directly
to the investment results of the Master Fund. For
simplicity, the term "Fund" refers to the Fund
and/or the Master Fund, unless otherwise identified.
For more information on the master/feeder structure,
see "Master/Feeder Structure" on page 65.

         The Fund normally invests at least 80% of
its net assets (plus borrowings for investment
purposes) in securities or other financial
instruments in, or correlated with, the S&P 500. The
Fund may invest in all 500 stocks in the S&P 500 in
roughly the same proportions as their weightings in
the S&P 500. The Fund may also invest in a
strategically selected sample of the 500 stocks in
the S&P 500 which has aggregate investment
characteristics, such as average market
capitalization and industry weightings, similar to
the S&P 500 as a whole, but which involves less
transaction cost than would be incurred by
purchasing all 500 stocks. Fund Asset Management
L.P., doing business as Mercury Advisors, the
investment adviser to the Master Fund (the
"Adviser"), may also purchase stocks not included in
the S&P 500 when it believes that it would be a cost
effective way of approximating the S&P 500's
performance to do so. If the Adviser uses these
techniques, the Fund may not track the S&P 500 as
closely as it would if it were fully replicating the
S&P 500. The Fund may change the index it attempts
to match if the Adviser believes a different index
would better enable the Fund to match the
performance of the market segment represented by the
S&P 500 and, accordingly, the investment objective
of the Fund may be changed without shareholder
approval.

         The Fund may invest in illiquid securities,
repurchase agreements, and may engage in securities
lending. The Fund will also invest in short term
money market instruments such as cash reserves to
maintain liquidity. These instruments may include
obligations of the U.S. Government, its agencies, or
instrumentalities, highly rated bonds or comparable
unrated bonds, commercial paper, bank obligations
and repurchase agreements. To the extent the Fund
invests in short term money market instruments, it
will generally also invest in options, futures or
other derivatives in order to seek to maintain full
exposure to the S&P 500. The Fund will not invest in
options, futures, other derivative instruments or
short term money market instruments in order to
lessen the Fund's exposure to common stocks as a
defensive strategy, but will instead generally
attempt to remain fully invested at all times.

         The Fund may invest in derivative
instruments, and will normally invest a substantial
portion of its assets in options and futures
contracts linked to the performance of the S&P 500.
Derivatives allow the Fund to increase or decrease
its exposure to the S&P 500 quickly and at less cost
than buying or selling stocks. The Fund will invest
in options, futures and other derivative instruments
in order to gain market exposure quickly in the
event of subscriptions, to maintain liquidity in the
event of redemptions and to keep trading costs low.
In connection with the use of derivative
instruments, the Fund may enter into short sales in
order to adjust the weightings of particular
securities represented in a derivative to more
accurately reflect the securities' weightings in the
target index.

How Does the Fund's Adviser Decide What Securities
To Buy or Sell? The Adviser provides the day-to-day
portfolio management of the Fund's assets. The
Master Fund's portfolio manager is employed by the
Adviser. The Adviser will not attempt to buy or sell
securities based on its economic, financial or
market analysis, but will instead employ a "passive"
investment approach. This means that the Adviser
will attempt to invest in a portfolio of assets
whose performance is expected to match approximately
the performance of the S&P 500 before deduction of
Fund expenses. The Adviser will buy or sell
securities only when it believes it is necessary to
do so in order to match the performance of the S&P
500.

Who is the Fund Designed For? The Fund is designed
for investors who want to invest in the securities
of large U.S. companies contained in the S&P 500 and
are willing to accept the risk that the value of
their investment may decline. The Fund does not seek
current income and the income from its investments
will likely be small. The Fund is not designed for
investors needing current income or preservation of
capital. Shares of the Fund are available for
purchase by retirement plans only. The Fund is not a
complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's
investments are subject to changes in their value
from a number of factors, some of which are
described below. The risks described below
collectively form the risk profile of the Fund, and
can affect the value of the Fund's investments, its
investment performance and its price per share.
Particular investments and investment strategies
also have risks. These risks mean that you can lose
money by investing in the Fund. When you redeem your
shares, they may be worth more or less than what you
paid for them. There is no assurance that the Fund
or the Master Fund will achieve its investment
objective.

Selection Risk. The Fund is subject to selection
risk, which is the risk that the Fund's investments,
which may not fully mirror the index, may
underperform the stock market or other funds with
similar investment objectives and investment
strategies. The Fund will attempt to be fully
invested at all times, and will not hold a
significant portion of its assets in cash. The Fund
will generally not attempt  to hedge against adverse
market movements. Therefore, the Fund might go down
in value more than other mutual funds in the event
of a general market decline. In addition, the Fund
has operating and other expenses while the S&P 500
does not. As a result, while the Fund will attempt
to track the S&P 500 as closely as possible, it will
tend to underperform the S&P 500 to some degree over
time.

Risks of Investing in Stocks. Because the Fund
invests primarily in stocks, the value of the Fund's
portfolio will be affected by changes in the stock
markets. Market risk will affect the Fund's net
asset value per share, which will fluctuate as the
values of the Fund's portfolio securities change.
Prices of individual stocks do not all move in the
same direction uniformly or at the same time.
Different stock markets may also behave differently
from each other. Securities in the Fund's portfolio
may not increase as much as the market as a whole.
Some securities may not be actively traded, and
therefore, may not be readily bought or sold.
Although at times some of the Fund's investments may
appreciate in value rapidly, investors should not
expect that most of the Fund's investments will
appreciate rapidly.

         Other factors can affect a particular
stock's price, such as poor earnings reports by the
issuer, loss of major customers, major litigation
against the issuer, or changes in government
regulations affecting the issuer or its industry.

Risks of Derivative Investments. The Fund can use
derivatives for the management of cash balances as
well as to increase or decrease its exposure to the
S&P 500 quickly. In general terms, a derivative
investment is an investment contract whose value
depends on (or is derived from) the value of an
underlying asset, interest rate or index. Options
and futures are examples of derivatives the Fund can
use.

         If the issuer of the derivative does not
pay the amount due, the Fund can lose money on the
investment. Also, the underlying security or
investment on which the derivative is based, and the
derivative itself, may not perform the way the
portfolio manager expected it to perform. If that
happens, the Fund's share prices could fall, or its
hedge might be unsuccessful. Some derivatives may be
illiquid, making it difficult to sell them quickly
at an acceptable price. The Fund has limits on the
amount of particular types of derivatives it can
hold. Using derivatives can increase the volatility
of the Fund's share prices.

Risks of Short Sales. When the Fund makes a short
sale, it must borrow the security sold short and
deliver it to the broker-dealer through which it
made the short sale as collateral for its obligation
to deliver the security upon conclusion of the sale.
If the price of the security sold short increases
between the time of the short sale and the time the
Fund replaces the borrowed security, the Fund will
incur a loss; conversely, if the price declines, the
Fund will realize a gain. Any gain will be
decreased, and any loss increased, by transaction
costs. Although the Fund's gain is limited to the
price at which it sold the security short, its
potential loss is theoretically unlimited. If the
Fund makes short sales of securities that increase
in value, it may underperform similar mutual funds
that do not make short sales of securities they do
not own.

Risks of Non-Diversification. The Fund is
"non-diversified." That means that compared to funds
that are diversified, it can invest a greater
portion of its net assets in the securities of one
issuer, such as the Master Fund. However, the Master
Fund invests, under normal circumstances, at least
80% of its assets in securities or other financial
instruments which are contained in or correlated
with securities in the S&P 500. Therefore, the
portfolio investments of the Master Fund may be
diversified.

HOW RISKY IS THE FUND OVERALL? The Master Fund
focuses its investments on the stocks of large U.S.
companies with the intent of replicating the S&P 500
before deduction of fees and expenses. The price of
the Master Fund's shares can go up and down
substantially. The Master Fund does not use
income-oriented investments to help cushion the
Master Fund's total return from changes in stock
prices. The Fund invests all of its assets in shares
of the Master Fund and is therefore non-diversified.
It will therefore be vulnerable to the effects of
economic changes that affect shares of the Master
Fund. These changes can affect the value of the
Fund's price per share. In the OppenheimerFunds
spectrum, the Fund is generally more aggressive than
funds that invest in both stocks and bonds, but may
be less volatile than mid-cap stock funds.

-----------------------------------------------------
An investment in the Fund is not a deposit of any
bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other
government agency.
-----------------------------------------------------

The Fund's Performance

Because  the  Fund  recently  commenced   operations,
prior  performance  information  for a full  calendar
year is not  yet  available.  To  obtain  the  Fund's
performance   information,   you  can   contact   the
Transfer Agent at the toll-free  telephone  number on
the back cover of this  Prospectus.  Please  remember
that the Fund is intended to be a long-term
investment, and that performance results are
historical, and that past performance (particularly
over a short-term period) is not predictive of
future results.

Fees and Expenses of the Fund

The Fund pays indirectly through its investment in
the Master Fund for management of its assets. The
Fund pays a variety of expenses directly for
administration, distribution of its shares and other
services. Those expenses are subtracted from the
Fund's assets to calculate the Fund's net asset
value per share. All shareholders therefore pay
those expenses indirectly. Shareholders pay other
expenses directly, such as sales charges and account
transaction charges. The following tables are
provided to help you understand the fees and
expenses you may pay if you buy and hold shares of
the Fund. The numbers below are based on the Fund's
expenses during its fiscal period ended December 31,
2001.

Shareholder Fees (charges paid directly from your
investment):

                                     -------------------------------------------------------------------- -----------

                                             Class N   ClasClass Y Shares         Class B Shares                                                                        Class C Shares
                                              Shares     A
                                                       Shares

                                     -------------------------------------------------------------------- -----------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                                5.75%        None         None          None         None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
  ---------------------------------- --------------------------------------------------------------------------------

  Maximum Deferred Sales Charge
  (Load)                                None1          5%2         1%3        1%4       None
  (as % of the lower of the
  original offering
  price or redemption proceeds)

  ---------------------------------- --------------------------------------------------------------------------------
  ----------------------------------- -----------------------------------------------------------------------------

  1. A contingent deferred sales         Class A       Class B        Class C        Class N        Class Y
  charge may apply to redemptions        Shares         Shares        Shares         Shares         Shares
  of investments of $500,000 or
  more of Class A shares. See "How
  to Buy Shares" for details.
  2. Applies to redemptions in
  first year after purchase. The
  contingent deferred sales charge
  declines to 1% in the sixth year
  and is eliminated after that.
  3. Applies to shares redeemed
  within twelve (12) months of
  purchase.
  4. Applies to shares redeemed
  within eighteen (18) months of
  retirement plan's first purchase
  of Class N shares.

  Annual Fund Operating Expenses
  (deducted from Fund assets):
  (% of average daily net assets)

  ----------------------------------- -----------------------------------------------------------------------------
------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Management Fees                                     0.005%       0.005%       0.005%       0.005%        0.005%

------------------------------------------------- ------------ ------------ ------------ ------------ -------------
------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Distribution and/or Service (12b-1) Fees             0.23%        1.00%        1.00%        0.50%         N/A

------------------------------------------------- ------------ ------------ ------------ ------------ -------------

1.       ass N shares.

------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Other Expenses                                       1.64%        1.65%        1.64%        1.64%       384.04%

------------------------------------------------- ------------ ------------ ------------ ------------ -------------
------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Total Annual Operating Expenses                     1.875%       2.655%       2.645%       2.145%       384.045%

------------------------------------------------- ------------ ------------ ------------ ------------ -------------

The expenses include the expenses of the Fund and the pro rata share of the expenses of the Master Fund. The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser. The Adviser has entered into a contractual arrangement with the
Master Fund to provide that the management fee for the Master Fund, when combined with administrative fees of certain funds that invest in the Master Fund (other than this Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable. Absent that contractual arrangement, the management fee paid by the Master Fund to the Adviser would be 0.05%.
The "Other Expenses" include Administration Fees paid to OppenheimerFunds, Inc. Expenses may vary in future years. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense  assumption and the transfer agent waiver, "Total Annual Operating Expenses" were .995% for Class A, 1.685% for Class  B,
1.765% for Class C, 1.405% for Class N and .625% for Class Y. Those voluntary undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

  ------------------------------------ -------------------------------------- ------------------- -------------------

  If shares are redeemed:              10YYears          3 Years              5 Years

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class A Shares                       $2,644            $1,130               $1,530

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class B Shares                       $2,626            $1,125               $1,608

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class C Shares                       $2,978            $822                 $1,403

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class N Shares                       $2,477            $671                 $1,152

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class Y Shares                       $10,000           $0                   $0

  ------------------------------------ -------------------------------------- ------------------- -------------------

  ------------------------------------ -------------------------------------- ------------------- -------------------

  If shares are not redeemed:          10YYears1         3 Years              5 Years

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class A Shares                       $2,644            $1,130               $1,530

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class B Shares                       $2,626            $825                 $1,408

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class C Shares                       $2,978            $822                 $1,403

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class N Shares                       $2,477            $671                 $1,152

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class Y Shares                       $10,000           $0                   $0

  ------------------------------------ -------------------------------------- ------------------- -------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified mutual fund that invests all of its assets in the Master Focus Twenty Trust (the "Master Fund"), a mutual fund that has the same goals as the Fund. All investments will be made by the Master Fund. This structure is sometimes referred to as a "master/feeder"
structure. The Fund's investment results will correspond directly to the investment results of the Master Fund.
For simplicity, the term "Fund" refers to the Fund and/or the Master Fund, unless otherwise identified. For more information on the master/feeder structure, see "Master/Feeder Structure" on page 65.

         The Fund generally invests at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stocks of approximately twenty companies that Fund Asset Management L.P., doing business as Mercury Advisors, the investment adviser to the Master Fund (the "Adviser"), believes have earnings growth and capital appreciation potential. To a lesser extent, the Fund also may invest in preferred stock, convertible securities, warrants and rights to subscribe to common stock of those companies.

How Does the Adviser Decide What Securities To Buy or Sell? The Adviser provides the day-to-day portfolio management of the Fund's assets. In selecting securities for the Fund, the Adviser analyzes the overall investment opportunities and risks in different market sectors and industries. Using a bottom-up approach, the
Adviser looks for companies with growth characteristics such as positive earnings surprises, positive revisions in their earnings estimates, and accelerating sales and earnings growth, and evaluates the quality of the company's earnings. The Adviser focuses primarily on earnings growth in determining which securities to buy and when to sell them for the Fund. The Adviser will emphasize investment in common stocks of companies with large stock market capitalizations (greater than $5 billion).

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund seeking long-term capital appreciation. The Fund does not seek current income and is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having a similar objective.

         The risks described below can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great.
Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

Selection Risk. The Fund is subject to selection risk, which is the risk that the Fund's investments may underperform the stock market or other funds with similar investment objectives and investment strategies.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

         If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform. If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value them or sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the Fund's share prices.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the
Fund's share prices due to events affecting a particular issuer.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The
Master Fund generally does not use income-oriented investments to help cushion its total return from changes in stock prices. The Master Fund focuses its investments in a limited number of issuers. By concentrating in a smaller number of investments, the Master Fund's and the Fund's risk is increased because each investment has a greater effect on the Master Fund's and the Fund's performance. The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of market and economic changes that affect the Master Fund. These changes can affect the value of the Fund's price per share.
In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Performance

Because the Fund recently commenced operations, prior performance information for a full calendar year is not yet available. To obtain the Fund's performance information, you can contact the Transfer Agent at the toll-free telephone number on the back cover of this Prospectus. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Fees and Expenses of the Fund

The Fund pays indirectly through its investment in the Master Fund for management of its assets. The Fund pays a variety of expenses directly for administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal period ended November 30, 2001.

Shareholder Fees (charges paid directly from your investment):

  ---------------------------------- ------------ ------------------------------------------------------- -----------

                                     Class A      Class B     Class C      Class N      Class Y
                                     Shares       Shares      Shares       Shares       Shares

  ---------------------------------- ------------ ------------------------------------------------------- -----------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                              5.75%       None         None         None          None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
  ---------------------------------- ------------ ------------------------------------------------------- -----------

  Maximum Deferred Sales Charge
  (Load)                             None1        5%2         1%3          1%4          None
  (as % of the lower of the
  original offering
  price or redemption proceeds)

  ---------------------------------- ------------ ------------------------------------------------------- -----------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.
4. Applies to shares redeemed within eighteen (18) months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------- ------------- ------------- ------------- ------------ --------------
                                               Class A       Class B       Class C       Class N      Class Y
                                               Shares        Shares        Shares        Shares       Shares
---------------------------------------------- ------------- ------------- ------------- ------------ --------------
---------------------------------------------- ------------- ------------- ------------- ------------ --------------
Management Fees                                0.60%         0.60%         0.60%         0.60%        0.60%
---------------------------------------------- ------------- ------------- ------------- ------------ --------------
  ------------------------------------- ----------------------------------------------------------------------------

  Distribution and/or Service (12b-1)   0.21%         1.00%        1.00%        0.50%         N/A
  Fees

  ------------------------------------- ----------------------------------------------------------------------------
  ------------------------------------- ----------------------------------------------------------------------------

  Other Expenses                        3.78%         3.78%        3.79%        3.51%         503.44%

  ------------------------------------- ----------------------------------------------------------------------------
  ------------------------------------- ----------------------------------------------------------------------------

  Total Annual Operating Expenses       4.59%         5.38%        5.39%        4.61%         504.04%

  ------------------------------------- ----------------------------------------------------------------------------

The  expenses  include the  expenses of the Fund and the pro rata share of the  expenses  of the Master  Fund.  The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser.
The "Other Expenses"are include Administration Fees paid to OppenheimerFunds, Inc. Expenses may vary in future years. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.44% for Class A, 3.06% for Class B, 2.78%
for Class C, 3.67% for Class N and 3.43% for Class Y. Those voluntary undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

  ------------------------------------ -------------------------------------- ------------------- -------------------

  If shares are redeemed:              10YYears          3 Years              5 Years

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class A Shares                       $4,991            $1,881               $2,760

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class B Shares                       $5,001            $1,905               $2,865

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class C Shares                       $5,286            $1,608               $2,669

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class N Shares                       $4,701            $1,391               $2,328

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class Y Shares                       $10,000           $0                   $0

  ------------------------------------ -------------------------------------- ------------------- -------------------

  ------------------------------------ -------------------------------------- ------------------- -------------------

  If shares are not redeemed:          10YYears1         3 Years              5 Years

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class A Shares                       $4,991            $1,881               $2,760

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class B Shares                       $5,001            $1,605               $2,665

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class C Shares                       $5,286            $1,608               $2,669

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class N Shares                       $4,701            $1,391               $2,328

  ------------------------------------ -------------------------------------- ------------------- -------------------
  ------------------------------------ -------------------------------------- ------------------- -------------------

  Class Y Shares                       $10,000           $0                   $0

  ------------------------------------ -------------------------------------- ------------------- -------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

Oppenheimer Select Managers - QM Active Balanced Fund

What is the Fund's Investment Objective? The Fund seeks income and long-term growth of capital.

What Does the Fund Mainly Invest In? To seek income and long-term growth of capital, the Fund invests mainly in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on valuation opportunities and to maximize the
Fund's total return. The Fund also invests in other equity securities, such as non-convertible preferred stocks and securities convertible into common stock.

         Under normal market conditions, the Fund invests:
o        40% to 75% of its total assets in equity securities, including common stocks and preferred stocks of issuers of every size - small, medium and large capitalization.
o        25% to 60% of its total assets in investment-grade debt securities.
o        0% to 35% of its total assets in money market instruments.

         The Fund can invest up to 35% of its assets in foreign equity and debt securities. Up to 30% of the
Fund's assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The portfolio manager also may use derivatives for hedging or to improve the
Fund's returns.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's investment adviser,
OppenheimerFunds, Inc. (the "Manager") has retained The Prudential Investment Corporation (the "Subadviser") to
provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers use a quantitative model.
They manage the stock portion of the Fund's portfolio using behavioral finance models to search for securities of companies believed to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite
Stock Price Index.

         The portfolio managers allocate the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The portfolio might hold stocks, bonds and money market instruments in different proportions at different times. While stocks and other equity securities are normally emphasized to seek growth of capital, the portfolio managers might buy bonds and other fixed-income securities, instead of stocks, when they think that:
         o    common stocks in general appear to be overvalued,
         o    debt securities offer meaningful capital growth opportunities relative to common stocks, or
         o    it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking growth of capital over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth of capital, the Fund may be appropriate for moderately aggressive investors. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, as described below.  There is also the risk that poor security selection by the portfolio manager will cause the Fund to underperform other funds having a similar objective.

         The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great.
Because the Fund normally focuses its investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both U.S. and foreign stocks it could be affected by changes in domestic and foreign stock markets.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies and can also buy securities of small and medium-capitalization companies, which may have more volatile stock prices than large companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

INTEREST RATE RISK. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

         The Fund can invest up to 20% of its total assets in high yield, lower grade debt obligations rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc. or the equivalent rating by another major rating service. These lower-rated obligations - also known as "junk bonds" - have a higher risk of default and tend to be less liquid and more volatile than higher-grade obligations. The Fund also may invest in obligations that are not rated, but that the Subadviser believes are of comparable quality to these obligations.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can  go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and normally are not the primary emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Performance

Because the Fund recently commenced operations,  prior performance  information for a full calendar year is not yet available.  To obtain the Fund's  performance  information,  you can contact the  Transfer  Agent at the  toll-free long-term
  investment, and that performance
  results are historical, and that past
  performance (particularly over a
  short-term period) is not predictive
  of future results.

  Fees and Expenses of the Fund

           The Fund pays a variety of
  expenses directly for management of
  its assets, administration,
  distribution of its shares and other
  services. Those expenses are
  subtracted from the Fund's assets to
  calculate the Fund's net asset values
  per share. All shareholders therefore
  pay those expenses indirectly.
  Shareholders pay other expenses
  directly, such as sales charges and
  account transaction charges. The
  following tables are meant to help you
  understand the fees and expenses you
  may pay if you buy and hold shares of
  the Fund. The numbers below are based
  on the Fund's expenses during its
  year.fiscal period ended November 30,
  2001.

  Shareholder Fees (charges paid
  directly from your investment):

  ------------------------------------------------------------------------------------------- ------------ ------------

                                           Class Y       Class B        Class C Shares  Class N
                                           Shares        Shares                         Shares

  ------------------------------------------------------------------------------------------- ------------ ------------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                              5.75%       None         None         None          None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
------------------------------------ ---------- -------------------------------- ------------------------- ------------

Maximum Deferred Sales Charge
(Load)                               None1      5%2        1%3        1%4        None
(as % of the lower of the original
offering
price or redemption proceeds)

------------------------------------ ---------- -------------------------------- ------------------------- ------------

1. A contingent deferred sales charge may apply to redemptions of investments of 500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.
4. Applies to shares redeemed within eighteen (18) months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

                                                    Class A      Class B      Class C       Class N      Class Y
                                                    Shares       Shares       Shares        Shares       Shares

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------
--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

Management Fees                                     0.95%        0.95%        0.95%         0.95%        0.95%

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------
--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

Distribution and/or Service (12b-1) Fees            0.11%        1.00%        1.00%         0.50%        N/A

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------
--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

Other Expenses                                      0.47%        0.49%        0.48%         0.49%        500.56%

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------
--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

Total Annual Operating Expenses                     1.53%        2.44%        2.43%         1.94%        501.51%

--------------------------------------------------- ------------ ------------ ------------- ------------ ------------

The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 1.51% for Class A, 2.17% for Class B, 2.04%
for Class C, 1.79% for Class N and 1.28% for Class Y. Those expense undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

------------------------------------ ------------------------------------------- -------------

If shares are redeemed:              10YYears              3 Years              5 Years

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class A Shares                       $2,294                $1,031               $1,361

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class B Shares                       $2,344                $1,061               $1,501

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class C Shares                       $2,766                $758                 $1,296

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class N Shares                       $2,264                $609                 $1,047

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class Y Shares                       $10,000               $0                   $0

------------------------------------ ------------------------------------------- -------------

------------------------------------ ------------------------------------------- -------------

If shares are not redeemed:          10YYears1             3 Years              5 Years

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class A Shares                       $2,294                $1,031               $1,361

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class B Shares                       $2,344                $761                 $1,301

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class C Shares                       $2,766                $758                 $1,296

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class N Shares                       $2,264                $609                 $1,047

------------------------------------ ------------------------------------------- -------------
------------------------------------ ------------------------------------------- -------------

Class Y Shares                       $10,000               $0                   $0

------------------------------------ ------------------------------------------- -------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

Oppenheimer Select Managers - Jennison Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term growth of capital.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the portfolio managers believe have above-average growth prospects. These companies are generally considered medium to large capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, non-convertible preferred stocks and convertible securities. The Fund may also invest in American Depository
Receipts ("ADRs"), warrants and rights that can be exercised to obtain stock, and real estate investment trusts.

         The Fund can invest up to 20% of its assets in foreign equity securities. The Fund can invest in investment-grade fixed-income securities, including mortgage-related securities, and U.S. government obligations but does not generally do so. The Fund also may engage in short sales and may use derivatives for hedging or to improve the Fund's returns.

How Do the Portfolio Managers Decide What Securities To Buy or Sell? The Fund's investment adviser,
OppenheimerFunds, Inc. (the "Manager") has retained Jennison Associates LLC (the "Subadviser" or "Jennison") to
provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers look to invest in large companies experiencing some or all of the following:

o        above-average revenue and earnings per share growth
o        strong market position
o        improving profitability and distinctive attributes such as unique marketing ability
o        strong research and development
o        productive new product flow
o        financial strength

         Such companies generally trade at high prices relative to their current earnings. The portfolio managers will consider selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Who Is the Fund Designed For? The Fund is designed for investors seeking long-term growth of capital. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a growth fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth of capital, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

       The risks described below collectively form the risk profile of the Fund, and can affect the value of the
Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy U.S. and foreign stocks and ADRs, it could be affected by changes in domestic and foreign stock markets.

       Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Foreign Investing. The Fund can invest in foreign securities and in the securities of foreign issuers in the form of ADRs. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The
Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Performance

Because the Fund recently commenced operations,  prior performance  information for a full calendar year is not yet available.  To obtain the Fund's  performance  information,  you can contact the  Transfer  Agent at the  toll-free long-term
  investment, and that performance
  results are historical, and that past
  performance (particularly over a
  short-term period) is not predictive
  of future results.

  Fees and Expenses of the Fund

  The Fund pays a variety of expenses
  directly for management of its assets,
  administration, distribution of its
  shares and other services. Those
  expenses are subtracted from the
  Fund's assets to calculate the Fund's
  net asset values per share. All
  shareholders therefore pay those
  expenses indirectly. Shareholders pay
  other expenses directly, such as sales
  charges and account transaction
  charges. The following tables are
  meant to help you understand the fees
  and expenses you may pay if you buy
  and hold shares of the Fund. The
  numbers below are based on the Fund's
  expenses during its fiscal period
  ended November 30, 2001.

  Shareholder Fees (charges paid
  directly from your investment):

  ------------------------------------------------------------------------------------------- ------------ ------------

                                           Class Y       Class B        Class C       Class N
                                           Shares        Shares         Shares        Shares

  ------------------------------------------------------------------------------------------- ------------ ------------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                              5.75%       None         None         None          None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
------------------------------------ ---------- -------------------------------- ------------------------- ------------

Maximum Deferred Sales Charge
(Load)                               None1      5%2        1%3        1%4        None
(as % of the lower of the original
offering
price or redemption proceeds)

------------------------------------ ---------- -------------------------------- ------------------------- ------------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within twelve (12) months of purchase.
4. Applies to shares redeemed within eighteen (18) months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------- ---------- ---------- ---------- ---------- -----------

                                              Class A    Class B    Class C    Class N    Class Y
                                              Shares     Shares     Shares     Shares     Shares

--------------------------------------------- ---------- ---------- ---------- ---------- -----------
--------------------------------------------- ---------- ---------- ---------- ---------- -----------

Management Fees                               0.95%      0.95%      0.95%      0.95%      0.95%

--------------------------------------------- ---------- ---------- ---------- ---------- -----------
--------------------------------------------- ---------- ---------- ---------- ---------- -----------

Distribution and/or Service (12b-1) Fees      0.01%      1.00%      1.00%      0.50%      N/A

--------------------------------------------- ---------- ---------- ---------- ---------- -----------
--------------------------------------------- ---------- ---------- ---------- ---------- -----------

Other Expenses                                0.48%      0.50%      0.51%      0.53%      500.53%

--------------------------------------------- ---------- ---------- ---------- ---------- -----------
--------------------------------------------- ---------- ---------- ---------- ---------- -----------

Total Annual Operating Expenses               1.44%      2.45%      2.46%      1.98%      501.48%

--------------------------------------------- ---------- ---------- ---------- ---------- -----------

The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.24% for Class B, 2.10% for Class C, 1.71%
for Class N and 1.25% for Class Y. Those expense undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

                                   --------------- ------------- ------------- --------------

  If shares are redeemed:          10 Years         1 Year          3 Years         5 Years

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class A Shares                   $2,200           $713            $1,004          $1,317

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class B Shares                   $2,306           $748            $1,064          $1,506

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class C Shares                   $2,796           $349            $767            $1,311

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class N Shares                   $2,306           $301            $621            $1,068

  -------------------------------------------------------------- ----------------------------
  -------------------------------------------------------------------------------------------

  Class Y Shares                   $10,000          $10,000         $0              $0

  -------------------------------------------------------------- ----------------------------

                                   --------------- ------------- ------------- --------------

  If shares are not redeemed:      10 Years1        1 Year          3 Years         5 Years

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class A Shares                   $2,200           $713            $1,004          $1,317

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class B Shares                   $2,306           $248            $764            $1,306

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class C Shares                   $2,796           $249            $767            $1,311

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class N Shares                   $2,306           $201            $621            $1,068

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class Y Shares                   $10,000          $10,000         $0              $0

  -------------------------------------------------------------------------------------------

  In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class
  C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

Oppenheimer Select Managers - Salomon Brothers Capital Fund

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified mutual fund that invests mainly in equity securities of U.S. companies. Those companies may range in size from established large capitalization companies
(over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization).

         The Fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-adviser. Debt securities rated below investment grade are normally referred to as "junk bonds". The Fund may invest without limit in convertible debt securities of any quality. The Fund may also invest up to 20% of its assets in securities of foreign issuers.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's investment adviser,
OppenheimerFunds, Inc. (the "Manager") has retained Salomon Brothers Asset Management Inc (the "Subadviser") to
provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. The portfolio managers emphasize individual security selection while diversifying the Fund's investments across industries and market sectors, which may help to reduce some risks. The portfolio managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The portfolio managers evaluate companies of all sizes. In selecting individual companies for investment, the portfolio managers generally look for the following:

o        Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.

o        Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.

o        Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

Who Is The Fund Designed For? The Fund is designed for investors seeking capital appreciation over the long term.
Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

       These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

       Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values may  fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Risks of Investing in Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. There is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the
Fund's share prices due to events affecting a particular issuer.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The
Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. The Fund focuses investments in a limited number of issuers and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect those issuers. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Performance

Because the Fund recently commenced operations,  prior performance  information for a full calendar year is not yet available.  To obtain the Fund's  performance  information,  you can contact the  Transfer  Agent at the  toll-free long-term
  investment, and that performance
  results are historical, and that past
  performance (particularly over a
  short-term period) is not predictive
  of future results.

  Fees and Expenses of the Fund

  The Fund pays a variety of expenses
  directly for management of its assets,
  administration, distribution of its
  shares and other services. Those
  expenses are subtracted from the
  Fund's assets to calculate the Fund's
  net asset values per share. All
  shareholders therefore pay those
  expenses indirectly. Shareholders pay
  other expenses directly, such as sales
  charges and account transaction
  charges. The following tables are
  meant to help you understand the fees
  and expenses you may pay if you buy
  and hold shares of the Fund. The
  numbers below are based on the Fund's
  expenses during its fiscal period
  ended November 30, 2001.

  Shareholder Fees (charges paid
  directly from your investment):

  ------------------------------------------------------------------------------------------- ------------ ------------

                                           Class Y       Class B        Class C Shares  Class N
                                           Shares        Shares                         Shares

  ------------------------------------------------------------------------------------------- ------------ ------------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                              5.75%       None         None         None          None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
------------------------------------ ---------- -------------------------------- ------------ ------------ ------------

Maximum Deferred Sales Charge
(Load)                               None1      5%2        1%3        1%4        None
(as % of the lower of the original
offering
price or redemption proceeds)

------------------------------------ ---------- -------------------------------- ------------ ------------ ------------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.
4. Applies to shares redeemed within eighteen (18) months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------- ---------- ---------- ---------- ---------- ------------
                                              Class A    Class B    Class C    Class N    Class Y
                                              Shares     Shares     Shares     Shares     Shares
--------------------------------------------- ---------- ---------- ---------- ---------- ------------
--------------------------------------------- ---------- ---------- ---------- ---------- ------------
Management Fees                               1.10%      1.10%      1.10%      1.10%      1.10%
--------------------------------------------- ---------- ---------- ---------- ---------- ------------
----------------------------------------------- ---------- ---------- ---------- ---------- ------------

Distribution and/or Service (12b-1) Fees        0.06%      1.00%      1.00%      0.50%      N/A

----------------------------------------------- ---------- ---------- ---------- ---------- ------------
----------------------------------------------- ---------- ---------- ---------- ---------- ------------

Other Expenses                                  0.43%      0.44%      0.45%      0.47%      500.43%

----------------------------------------------- ---------- ---------- ---------- ---------- ------------
----------------------------------------------- ---------- ---------- ---------- ---------- ------------

Total Annual Operating Expenses                 1.59%      2.54%      2.55%      2.07%      501.53%

----------------------------------------------- ---------- ---------- ---------- ---------- ------------

The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.39% for Class B, 2.38% for Class C, 1.89%
for Class N and 1.30% for Class Y. Those expense undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

                                   --------------- ------------------------------------------

  If shares are redeemed:                           10YYears        3 Years         5 Years

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class A Shares                   $2,356           $727            $1,048          $1,391

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class B Shares                   $2,428           $757            $1,091          $1,550

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class C Shares                   $2,885           $358            $794            $1,355

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class N Shares                   $2,400           $310            $649            $1,114

  -------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------

  Class Y Shares                   $10,000          $10,000         $0              $0

  -------------------------------------------------------------------------------------------

---------------------------------- --------------- ------------- ------------- --------------

If shares are not redeemed:        1 Year          3 Years       5 Years       10 Years1

---------------------------------- --------------- ------------- ------------- --------------
---------------------------------- --------------- ------------- ------------- --------------

Class A Shares                     $727            $1,048        $1,391        $2,356

---------------------------------- --------------- ------------- ------------- --------------
---------------------------------- --------------- ------------- ------------- --------------

Class B Shares                     $257            $791          $1,350        $2,428

---------------------------------- --------------- ------------- ------------- --------------
---------------------------------- --------------- ------------- ------------- --------------

Class C Shares                     $258            $794          $1,355        $2,885

---------------------------------- --------------- ------------- ------------- --------------
---------------------------------- --------------- ------------- ------------- --------------

Class N Shares                     $210            $649          $1,114        $2,400

---------------------------------- --------------- ------------- ------------- --------------
---------------------------------- --------------- ------------- ------------- --------------

Class Y Shares                     $10,000         $0            $0            $10,000

---------------------------------- --------------- ------------- ------------- --------------

  In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class
  C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

Oppenheimer Select Managers -
Gartmore Millennium Growth Fund II

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes, with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

         The Fund has the ability to have up to 20% of its portfolio in short positions.

How Does the Portfolio Manager Decide What Securities To Buy or Sell? The Fund's investment adviser,
OppenheimerFunds, Inc. (the "Manager") has retained Gartmore Mutual Fund Capital Trust (the "Subadviser") to
provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily perform an assessment of companies focusing on the following characteristics.:

         o    Global capacity.
         o    Market leadership.
         o    Brand and reputation.
         o    Management capability regarding innovation, execution and acquisition.

         It generally will sell securities if the portfolio manager believes:

o        the price of the security is overvalued
o        the company's earnings are consistently lower than expected
o        more favorable opportunities are identified

Who is the Fund Designed For? The Fund is designed primarily for investors seeking long-term capital appreciation. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund. The Fund does not seek current income and the income from its investments will likely be small. It is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio manager will cause the Fund to underperform other funds having similar objectives.

         The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great.
Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

HOW RISKY IS THE FUND OVERALL? The Fund focuses its investments on equity securities of growth companies for long-term capital appreciation, and in the short term, they can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the
Fund's total return from changes in stock prices, except for defensive purposes. Foreign securities can be volatile, and the price of the Fund's shares can go up and down because of events affecting foreign markets or issuers. In the OppenheimerFunds spectrum, the Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Performance

Because the Fund recently commenced operations, prior performance information for a full calendar year is not yet available. To obtain the Fund's performance information, you can contact the Transfer Agent at the toll-free telephone number on the back cover of this Prospectus. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal period ended November 30, 2001.

Shareholder Fees (charges paid directly from your investment):

------------------------------------ ---------- -------------------------------- ------------ ------------ ------------

                                     Class A    Class B    Class C    Class N    Class Y
                                     Shares     Shares     Shares     Shares     Shares

------------------------------------ ---------- -------------------------------- ------------ ------------ ------------
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
Maximum Sales Charge (Load) on purchases
(as % of offering price)                              5.75%       None         None         None          None
----------------------------------------------------- ----------- ------------ ------------ ------------- -----------
------------------------------------ ---------- -------------------------------- ------------ ------------ ------------

Maximum Deferred Sales Charge
(Load)                               None1      5%2        1%3        1%4        None
(as % of the lower of the original
offering
price or redemption proceeds)

------------------------------------ ---------- -------------------------------- ------------ ------------ ------------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.
4. Applies to shares redeemed within eighteen (18) months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------- ------------- ------------- ------------- ------------- -------------
                                               Class A       Class B       Class C       Class N       Class Y
                                               Shares        Shares        Shares        Shares        Shares
---------------------------------------------- ------------- ------------- ------------- ------------- -------------
---------------------------------------------- ------------- ------------- ------------- ------------- -------------
Management Fees                                1.20%         1.20%         1.20%         1.20%         1.20%
---------------------------------------------- ------------- ------------- ------------- ------------- -------------
  ----------------------------------- ------------------------------------------------------------------------------

  Distribution and/or Service         0.01%          1.00%         1.00%          0.50%          N/A
  (12b-1) Fees

  ----------------------------------- ------------------------------------------------------------------------------
  ----------------------------------- ------------------------------------------------------------------------------

  Other Expenses                      0.54%          0.54%         0.56%          0.57%          500.60%

  ----------------------------------- ------------------------------------------------------------------------------
  ----------------------------------- ------------------------------------------------------------------------------

  Total Annual Operating Expenses     1.75%          2.74%         2.76%          2.27%          501.80%

  ----------------------------------- ------------------------------------------------------------------------------

The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.57% for Class B, 2.28% for Class C, 1.74%
for Class N and 1.45% for Class Y. Those expense undertakings may be terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

  ------------------------------------ ------------------------------------------- -------------

  If shares are redeemed:              10YYears          3 Years              5 Years

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class A Shares                       $2,519            $1,094               $1,469

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class B Shares                       $2,613            $1,150               $1,650

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class C Shares                       $3,090            $856                 $1,459

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class N Shares                       $2,605            $709                 $1,215

  ------------------------------------ ------------------------------------------- -------------
-------------------------------------- -------------- ------------- -------------- -------------

Class Y Shares                         $10,000        $0            $0             $10,000

-------------------------------------- -------------- ------------- -------------- -------------

-------------------------------------- -------------- ------------- -------------- -------------

If shares are not redeemed:            1 Year         3 Years       5 Years        10 Years1

-------------------------------------- -------------- ------------- -------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class A Shares                       $2,519            $1,094               $1,469

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class B Shares                       $2,613            $850                 $1,450

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class C Shares                       $3,090            $856                 $1,459

  ------------------------------------ ------------------------------------------- -------------
  ------------------------------------ ------------------------------------------- -------------

  Class N Shares                       $2,605            $709                 $1,215

  ------------------------------------ ------------------------------------------- -------------
-------------------------------------- -------------- ------------- -------------- -------------

Class Y Shares                         $10,000        $0            $0             $10,000

-------------------------------------- -------------- ------------- -------------- -------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

About the Funds' Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES.

         The allocation of each Fund's (except the OSM - Mercury Advisors S&P 500 Index Fund) portfolio among different investments will vary over time based on the portfolio manager's evaluation of economic and market trends. Each Fund's portfolio might not always include all of the different types of investments described below.
The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

       The Adviser or the Subadvisers, as the case may be, may try to reduce risks for each Fund (except the OSM
- Mercury Advisors S&P 500 Index Fund) by carefully researching securities before they are purchased. Each Fund other than OSM - Mercury Advisors Focus Growth Fund, the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Salomon Brothers Capital Fund is a diversified fund and attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, each Fund does not concentrate
25% or more of its assets in investments in any one industry. However, in replicating the weighting of a particular industry in the S&P 500, the OSM - Mercury Advisors S&P 500 Index Fund may invest more than 25% of its total assets in securities of issuers in that industry.

       However, changes in the overall market prices of securities and the income they pay can occur at any time.
The share prices of each Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments. The OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison Growth Fund, OSM - Gartmore
         Millennium Growth Fund II and the OSM - Salomon Brothers Capital Fund currently focus on more established U.S. growth companies. Growth companies, for example, may be developing new products or services, or they may be expanding into new markets for their products. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.
         Therefore, they often do not tend to emphasize paying dividends and may not pay any dividends for some time. The portfolio managers for each of these Funds look for stocks of growth companies for each Fund's portfolio that they believe will increase in value over time.

         The OSM - Mercury Advisors Focus Growth Fund and  the OSM - Jennison Growth Fund do not limit their investments to issuers in a particular market capitalization range or ranges. However, the OSM - Mercury
         Advisors Focus Growth Fund currently emphasizes common stocks of large-cap issuers and the OSM -
         Jennison Growth Fund currently focuses on mid cap and large cap issuers. The OSM - QM Active Balanced
         Fund, the OSM - Salomon Brothers Capital Fund, and the OSM - Gartmore Millennium Growth Fund II may
         invest in the common stocks of companies of every size, small, medium and large capitalization. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large cap issuers tend to be less volatile than the prices of midcap and small cap companies in the short term, but these companies may not afford the same growth opportunities as midcap and small cap companies.

Portfolio Turnover. A change in the securities held by each Fund is known as "portfolio turnover."  Each Fund, with the exception of the OSM - Mercury Advisors S&P 500 Index Fund, may engage in short-term trading to try to achieve its objective. Each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund might have a turnover rate in excess of 100% annually, which may be considered high. Portfolio turnover affects brokerage costs the Funds pay. Because the OSM - Mercury Advisors S&P 500 Index Fund employs a passive investment approach, it is anticipated that its portfolio turnover and trading costs will be lower than "actively" managed funds. If a Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing non-retirement plan or non-IRA or non-education savings plan shareholders' taxable distributions.

Cyclical Opportunities. Each Fund (other than the OSM - Mercury Advisors S&P 500 Index Fund) may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the respective Adviser or Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors may benefit and offer long-term growth opportunities. Other cyclical industries include insurance and forest products, for example. Those Funds focus on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

Debt Securities. The OSM - QM Active Balanced Fund, the OSM - Jennison Growth Fund and the OSM - Salomon Brothers
         Capital Fund may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. The weighted average maturity of the debt securities held by the OSM - QM
         Active Balanced Fund will normally be between three and thirty years. Debt securities are selected primarily for their income possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The Funds have no limit on the range of maturities of the debt securities they can buy.

         The SubAdvisers for the OSM - QM Active Balanced Fund, the OSM - Jennison Growth Fund and the OSM -
         Salomon Brothers Capital Fund do not rely solely on ratings by rating organizations in selecting debt securities, but also use their own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities those Funds buy may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the respective  Sub-Adviser.

         The investments in debt securities by the OSM - QM Active Balanced Fund and the OSM - Salomon Brothers
         Capital Fund, including convertible securities, can be above or below investment grade in quality.
         "Investment-grade" securities are those rated in the four highest rating categories by Moody's Investors
         Service or other rating organizations, or, if unrated, assigned a comparable rating by the respective
         Sub-Adviser. A list of the ratings definitions of the principal ratings organizations is in Appendix A to the Statement of Additional Information.

         The OSM - Mercury Advisors Focus Growth Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity, although typically not to a significant degree.

         Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term debt securities.

CAN EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Trust's Board of Trustees can change non-fundamental investment policies for each Fund without shareholder approval, although significant changes will be described in supplements to this Prospectus. Non-fundamental policies of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund can be changed by the Board of Trustees of the Trust or the Board of Trustees of the Master Funds without shareholder approval. Fundamental policies are those that cannot be changed without the approval of a majority of each Fund's outstanding voting shares, as defined in the
Investment Company Act of 1940, as amended. With the exception of the OSM - Mercury Advisors S&P 500 Index Fund
and the OSM - Gartmore Millennium Growth Fund II, each Fund's objective is a fundamental policy. The OSM -
Mercury Advisors S&P 500 Index Fund's objective is a non-fundamental policy which may be changed at any time by the Board of Trustees of the Trust or the Board of Trustees of the Master Fund without shareholder approval. The
OSM - Gartmore Millennium Growth Fund's objective is a non-fundamental policy which may be changed at any time by the Trust's Board of Trustees without shareholder approval. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, each Fund can also use some or all of the investment techniques and strategies described below. A Fund might not always use all of the different types of techniques and investments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Equity Securities. While the OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison Growth Fund, OSM - Salomon
         Brothers Capital Fund and the OSM - Gartmore Millennium Growth Fund II emphasize investments in common stocks, those Funds can also buy preferred stocks, warrants and securities convertible into common stock. The Adviser or Subadviser, as the case may be, considers some convertible securities to be
         "equity equivalents" because of the conversion feature and in that case their rating may have less impact on the investment decision than in the case of other debt securities. The OSM - QM Active Balanced Fund may also invest in non-convertible preferred stocks and convertible securities, warrants and rights. The
         OSM - Jennison Growth Fund can also invest in warrants and rights that can be exercised to obtain stock.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest
         (debt security convertible) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock.

Warrants. A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

         A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock, however, the price of the warrant does not necessarily move with the price of the underlying stock.

Foreign Investing. The OSM - Jennison Growth Fund and the OSM - Salomon Brothers Capital Fund each can invest up to 20% of its total assets in foreign equity securities of companies located in any country, including developed countries and emerging markets. The OSM - QM Active Balanced Fund may invest up to 15% of its total assets in foreign equity securities and up to 20% of its total assets in debt securities of foreign issuers. The OSM - Gartmore Millennium Growth Fund II may invest without limit in foreign securities althought it does not intend to invest more than 25% of its net assets in foreign securities.
         The OSM - Mercury Advisors Focus Growth Fund may invest without limit in the securities of foreign companies in the form of ADRs. In addition, the OSM - Mercury Advisors Focus Growth Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European
         Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies. For purposes of these limits, the respective Advisers or Subadvisers do not consider ADR's and other similar receipts or shares to be foreign securities.

         While foreign securities may offer special investment opportunities, they also have special risks that can reduce a Fund's share prices and income. The change in value of foreign currency against the U.S.
         dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions a Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund investing in them. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. The risks of investing in foreign securities are generally greater for investments in emerging markets.

Depository  Receipts.  The OSM - Mercury  Advisors  Focus  Growth  Fund,  OSM - QM Active  Balanced  Fund and OSM -
         Jennison  Growth Fund may invest in  securities  of foreign  issuers in the form of  Depository  Receipts.
         Depository  Receipts involve the same risks as investing directly in foreign  securities.  Those risks are discussed  above under  "Foreign  Investing."  ADRs are receipts  typically  issued by an American bank or trust company that show evidence of underlying  securities issued by a foreign corporation.  EDRs evidence a  similar  ownership  arrangement.  The OSM -  Mercury  Advisors  Focus  Growth  Fund may also  invest in unsponsored  Depository  Receipts.  The issuers of such unsponsored  Depository Receipts are not obligated to  disclose  material  information  in the  United  States.  Therefore,  there  may be  less  information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities
         Act of 1933. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation is not a fundamental policy. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The respective Adviser or Subadviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending. Securities lending involves the risk that the borrower to which the Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, the Fund might suffer costs and delay in recovering the securities it loaned. In addition, if the Fund does not get the securities it loaned back and the value of the collateral the Fund received in return for the loaned securities falls, the Fund could lose money.

Repurchase Agreements; Purchase and Sale Contracts. Each Fund may enter into certain types of repurchase agreements and each Fund other than OSM - Mercury Advisors S&P 500 Index Fund may enter into purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Short Sales. The OSM - Gartmore Millennium Growth Fund II and the OSM - Mercury Advisors Focus Growth Fund may
         invest up to 20% and 5%, respectively, of their total assets in short positions. The OSM - Mercury
         Advisors S&P 500 Index Fund may also invest in short positions. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The
         Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the
         Fund will incur a loss. The Fund must also pay the lender of the security any dividends or interest accrued during the period of the loan.

Derivative Investments. Each Fund can invest in a number of different kinds of "derivative" investments. Options, futures contracts, structured notes such as indexed securities or inverse securities, CMOs and hedging instruments are "derivative instruments" the Funds can use. In addition to using derivatives for hedging, including anticipatory hedging for the OSM - Mercury Advisors Focus Growth Fund and OSM -
         Mercury Advisors S&P 500 Index Fund, a Fund might use other derivative investments because they offer the potential for increased income and principal value. The Funds are not required to use derivative investments in seeking their objective.

         Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser or Subadviser expected it to perform. As a result of these risks a Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share prices could fall.
         Certain derivative investments held by a Fund may be illiquid.

         Certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) may be subject to leverage risk. This means a relatively small market movement may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging. Each Fund can buy and sell certain kinds of futures contracts, put and call options. In addition, the
         OSM - Mercury Advisors Focus Growth Fund, the OSM - Jennison Growth Fund, the OSM - QM Active Balanced
         Fund, the OSM - Salomon Brothers Capital Fund and the OSM - Gartmore Millennium Growth Fund II may enter into forward contracts. The OSM - Mercury Advisors Focus Growth Fund and the OSM - Salomon Brothers
         Capital Fund may invest in swaps. These are all referred to as "hedging instruments."  The Funds do not use hedging instruments for speculative purposes. Each Fund has limits on the extent of its use of hedging and the types of hedging instruments that it can use.

         Some of these strategies could be used to hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, could increase a Fund's exposure to the securities market. Forward contracts can be used to try to manage foreign currency risks on the OSM -
         Jennison Growth Fund's and OSM - Mercury Advisors Focus Growth Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the OSM - Jennison Growth Fund, the OSM - Gartmore Millennium Growth Fund II or the OSM -
         Mercury Advisors Focus Growth Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

         There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and has special tax effects on a Fund. If the Adviser or Sub-Adviser used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the respective Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the
         OSM - Mercury Advisors Focus Growth Fund, OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM
         - Salomon Brothers Capital Fund, and the OSM - Gartmore Millennium Growth Fund II can invest up to 100%
         of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, repurchase agreements, or purchase and sales contracts. They could include other investment grade debt securities. The Funds can also invest in such short-term securities for cash management purposes. To the extent a Fund invests in these securities, either defensively or for cash management purposes, the Fund's positions may be inconsistent with its principal investment strategies and the Fund might not achieve its investment objective.

How the Funds Are Managed

OppenheimerFunds, Inc. supervises the investment program and handles the day-to-day administrative business of the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM -
Gartmore Millennium Growth Fund II. OppenheimerFunds, Inc. carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states
OppenheimerFunds, Inc.'s responsibilities. The agreement sets the fees each Fund pays to OppenheimerFunds, Inc.
and describes the expenses that each Fund is responsible to pay to conduct its business.

         OppenheimerFunds, Inc. also selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of those Funds of the Trust. OppenheimerFunds, Inc. does not manage any of the Funds' portfolio assets. OppenheimerFunds, Inc. also (i) monitors the compliance of the Adviser or
Subadvisers with the investment objectives and related policies of each Fund, (ii) reviews the performance of the
Sub-advisers and (iii) reports periodically on such performance to the Trustees of the Trust.

         The Trust and OppenheimerFunds, Inc. have applied for an order from the Securities and Exchange
Commission to permit OppenheimerFunds, Inc. to appoint a Subadviser or change the terms of a Subadvisory
Agreement for a subadvised Fund without first obtaining shareholder approval. If the order is received, the Trust will be able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

         OppenheimerFunds, Inc. has been an investment adviser since January 1960. OppenheimerFunds, Inc.
(including affiliates) managed assets of more than $120 billion at December 31, 2001, including other Oppenheimer funds with more than 6.3 million shareholder accounts. OppenheimerFunds, Inc. is located at 498 Seventh Avenue,
10th Floor, New York, New York 10018.

         OppenheimerFunds, Inc. has entered into an Administration Agreement with the Trust on behalf of the OSM
- Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund whereby OppenheimerFunds,
Inc. will maintain certain books and records on behalf of those Funds and prepare certain reports.
OppenheimerFunds, Inc. shall also be responsible for filing with the Securities and Exchange Commission and any state securities regulators certain disclosure documents. Under the Agreement, each Fund pays an Administration
Fee to OppenheimerFunds, Inc. of 0.50% of the average annual net assets of each such Fund.

         Fund Asset Management, L.P., doing business as Mercury Advisors (the "Adviser"), has entered into a sub-administration agreement with OppenheimerFunds, Inc. Under that agreement, the Adviser maintains certain books and records and prepares certain reports on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund.
         OppenheimerFunds, Inc. has also entered into an investment advisory agreement similar to those described above, with the Trust on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund. If the Board determines that the assets of the OSM - Mercury Advisors S&P 500 Index Fund or
the OSM - Mercury Advisors Focus Growth Fund should not be invested exclusively in the applicable Master Fund, or if either Fund's ability to invest in the applicable Master Fund is terminated, then OppenheimerFunds, Inc. will assume the role of adviser to those Funds under that investment advisory agreement. Under that agreement, the OSM
- Mercury Advisors S&P 500 Index Fund would pay to OppenheimerFunds, Inc. an advisory fee of 0.55% on an annual basis and the OSM - Mercury Advisors Focus Growth Fund would pay an advisory fee of 1.10% on an annual basis. If
OppenheimerFunds, Inc. assumes the role of adviser for OSM - Mercury Advisors Focus Growth Fund or OSM - Mercury
Advisors S&P 500 Index Fund, the administration and sub-administration arrangements with respect to the applicable Fund will be terminated since administrative services would be provided through the investment advisory agreements.

         The Adviser supervises the investment program and handles the day-to-day business of the Master S&P 500
Index Series of the Quantitative Master Series Trust and the Master Focus Twenty Trust, the Master Funds in which the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, respectively, invest. The Adviser carries out its duties, subject to the policies established by the Board of Trustees of the applicable Master Fund, under an investment advisory agreement with the Master Fund that states the Adviser's responsibilities. Such agreement sets the fees the Master Fund pays to the Adviser, and describes the expenses that the Master Fund is responsible to pay to conduct its business. The Adviser has entered into a contractual arrangement that provides that the mangement fee for the Master S&P 500 Index Series, when combined with administrative fees of certain funds that invest in the applicable Master Fund (excluding the OSM - Mercury
Advisors S&P 500 Index Fund), will not exceed the annual rate of 0.005% of the average daily net assets of the
Master Fund. Absent such contractual arrangement, the management fee payable by the Master S&P 500 Index Series would be at the annual rate of 0.05%. The Master Focus Twenty Trust pays the Adviser a management fee at the annual rate of 0.60% of its average daily net assets. The fees and expenses which each Master Fund pays, including the management fee it pays to the Adviser, are passed directly through to the relevant Fund in proportion to the number of shares of the Master Fund owned by that Fund.

         The Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Adviser and its advisory affiliates had approximately $517 billion in investment company and other portfolio assets under management as of January 2002.

The OSM - Mercury Advisors S&P 500 Index Fund is managed by a team of investment professionals who are employed by Mercury Advisors.

         The portfolio manager for the OSM - Mercury Advisors Focus Growth Fund is Michael S. Hahn. Mr. Hahn has
been Portfolio Manager of the Master Fund and of OSM - Mercury Advisors Focus Growth Fund since November 6, 2001 and has been an Associate Portfolio Manager of Merrill Lynch Investment Managers since 1999. Mr. Hahn was a portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999.

Advisory Fees. Under each Fund's investment advisory agreement (other than OSM - Mercury Advisors S&P 500 Index
         Fund and OSM - Mercury Advisors Focus Growth Fund), each Fund pays OppenheimerFunds, Inc. (the
         "Manager") an Advisory fee at an annual rate that declines on additional assets as the Fund grows. The advisory fees are as follows:

Fund                                                 Advisory Fee
----                                                 ------------

OSM - QM Active Balanced Fund                        0.95% of the first $300 million of average
                                                     annual net assets of the Fund and 0.90% of
                                                     average annual net assets in excess of $300 million.

OSM - Jennison Growth Fund                           0.95% of the first $300 million of average
                                                     annual net assets of the Fund and 0.90% of
                                                     average annual net assets in excess of $300 million.

OSM - Salomon Brothers Capital Fund                  1.10% of the first $100 million of average
                                                     annual net assets of the Fund and 1.00% of
                                                     average annual net assets in excess of $100 million.

OSM - Gartmore Millennium Growth                     1.20% of the first $400 million of average
Fund II                                              annual net assets of the Fund, 1.10% of the

                                                     next $400 million, and 1.00% of average annual
                                                     net assets in excess of $800 million.

The SubAdvisers. The Manager has retained Jennison Associates LLC ("Jennison") as the Subadviser to provide the day-to-day portfolio management of the OSM - Jennison Growth Fund. Jennison is located at 466 Lexington
         Avenue, New York, NY 10017. Jennison is a direct, wholly-owned subsidiary of Prudential Investment
         Management, Inc., formerly known as The Prudential Investment Corporation, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. As of December 31, 2001, Jennison advised accounts having assets in excess of $62 billion. The Manager, not the Fund, pays Jennison an annual fee based on the
         Fund's average annual net assets.

         The OSM - Jennison Growth Fund's portfolio managers, Spiros "Sig" Segalas, Kathleen McCarragher and
         Michael Del Balso, are employed by Jennison and are the persons primarily responsible for the selection of the Fund's portfolio securities.

         Mr. Segalas has been in the investment business for over forty-one years and has managed equity portfolios for investment companies since 1990. Mr. Segalas is a Founding Member, Director, President
         and Chief Investment Officer of Jennison. Mr. Segalas received his B.A. from Princeton University.

         Ms. McCarragher is a Director and Executive Vice President of Jennison, and serves as Jennison's
         Domestic Equity Investment Strategist. She joined Jennison in 1998 after a seventeen year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a portfolio manager and
         State Street Research and Management Co., where she was a member of the Investment Committee. She received her B.B.A. from the University of Wisconsin and her M.B.A. from Harvard University.

         Mr. Del Balso is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. He received his B.A. from Yale University and his M.B.A. from Columbia
         University.

         The Manager has retained The Prudential Investment Corporation ("Prudential Investments") as the
         Subadviser to provide the day-to-day portfolio management of the OSM - QM Active Balanced Fund.
         Prudential Investments is located at Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential
         Investments has served as an investment adviser to investment companies since 1984, and as of December
         31, 2001, had approximately $300 billion in assets under management. The Manager, not the Fund, pays
         Prudential Investments an annual fee based on the Fund's average annual net assets.

         The portfolio managers for the QM Active Balanced Fund are Michael Lenarcic and John Van Belle. They
         became the Fund's portfolio managers on February 8, 2002. They are employed by Prudential Investments and are the persons primarily responsible for the selection of the Fund's securities. Mr. Lenarcic and
         Mr. Van Belle are Managing Directors of Prudential Investments Quantitative Management, a unit of
         Prudential Investments. Mr. Lenarcic is a member of Prudential Investments' Balanced Portfolio
         Management Team. Mr. Van Belle is a member of Prudential Investments International Asset Allocation
         Team.

         The Manager has retained Salomon  Brothers Asset Management Inc ("Salomon  Brothers") as the Subadviser to
         provide the day-to-day  portfolio  management of the OSM - Salomon Brothers Capital Fund. Salomon Brothers
         is located at 388 Greenwich Street,  New York, New York 10048. It is a wholly-owned  subsidiary of Salomon
         Smith Barney  Holdings  Inc.,  which in turn is a  wholly-owned  subsidiary  of  Citigroup,  Inc.  Salomon
         Brothers has served as an investment  adviser to investment  companies  since 1987, and as of December 31,
         2001, Salomon Brothers and its affiliates managed approximately $31.5 billion of assets. The Manager, not the Fund, pays Salomon Brothers an annual fee based on the Fund's average annual net assets.

         The Fund's portfolio managers, John G. Goode and Peter J. Hable, are employed by Salomon Brothers and are the persons primarily responsible for the selection of the Fund's portfolio securities. Mr. Goode has been employed by Citigroup, Inc. since 1969 and has 32 years of securities business experience. Mr.
         Hable has been employed by Citigroup, Inc. since 1983 and has 18 years of securities business experience. Together Messrs. Goode and Hable  manage $11.2 billion in variable annuity, mutual fund and managed account assets as of February 28, 2002.

         The Manager has retained Gartmore Mutual Fund Capital Trust ("GMFCT") as the Subadviser to provide the day-to-day portfolio management of the OSM - Gartmore Millennium Growth Fund II. GMFCT is located at
         1200 River Road, Conshohocken, PA 19428.

         GMFCT has served as an investment adviser to investment companies since 1999, and as of December 31,
         2001, GMFCT and its affiliates and predecessors had approximately $26 billion in assets under management. The Manager, not the Fund, pays GMFCT an annual fee based on the Fund's average annual net assets.

The Fund's portfolio  managers,  Aaron Harris (since inception) and Nick Ford (since October 1, 2001), are employed by GMFCT and are the persons  primarily  responsible  for the  selection of the OSM - Gartmore  Millennium
         Growth Fund's  portfolio  securities.  Mr. Harris joined GMFCT in April 2000.  Prior to joining GMFCT, Mr.
         Harris was a portfolio  manager,  managing portions of several  portfolios for Nicholas  Applegate Capital
         Management.  Mr. Harris  manages funds similar to the OSM - Gartmore  Millennium  Growth Fund II and other global technology funds. Mr. Ford joined GMFCT in 1998, serving as an investment manager on the U.S.
         equity team. Prior to joining GMFCT, Mr. Ford served as the director of U.S. equities at Clerical
         Medical Investment Group in London. From 1995 to 1996, Mr. Ford was a U.S. equities fund manager for Sun
         Alliance Investment Management.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

HOW ARE SHARES PURCHASED? Shares of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - QM Active
Balanced Fund are offered for sale only to retirement plans. Shares of the other Funds may be purchased by retirement plans and non-retirement plan investors alike. A retirement plan can buy shares several ways as described below. References in this prospectus to "you" or "your" apply to the retirement plan sponsor, or account owner in the case of an IRA or 403(b) account. The Funds' Distributor, OppenheimerFunds Distributor,
Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Funds' shares.

         Participants in a qualified retirement plan (e.g., 401(k), profit-sharing plan or money purchase pension plan) should note that shares of the Funds are purchased on their behalf by the plan's administrator in accordance with the respective plan's provisions. Plan participants should contact their Plan administrator to find out how to instruct the Plan to buy shares of the Funds for their account. It is the responsibility of the
Plan administrator or other Plan service provider to forward purchase instructions to the Fund's Distributor. In the case of qualified plans, the following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
         1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using
         OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
         Buying Shares Through Asset Builder Plans. You may purchase shares of a Fundo       (and up to four
         other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application
         and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and militaryo      allotment plans, you
         can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

     Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25.

     The minimum investment requirement does not apply to reinvesting dividends from a Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. Each Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

The net asset value per share is  determined by dividing the value of a Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  To  determine  net asset  value,  the Fund's Board of
Trustees has established  procedures to value each Fund's securities,  in general, based on market value. The Board has adopted  special  procedures for valuing  illiquid and restricted  securities and  obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of a Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

         If, after the close of the principal market on which a security held by a Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager or the Adviser deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager or the Adviser, as applicable, subject to the Board's review, to ascertain a fair value for such security.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------

WHAT CLASSES OF SHARES DOES THE FUND OFFER? Each Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C
         Shares?" below.

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
-------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. Each Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.
Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase
Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o   Investing for the Shorter Term. While each Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within SIX years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class
         B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are only available on Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of each Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of each Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

------------------------------- --------------------------------------------------------- ----------------------------

Amount of Purchase              Front-End Sales              Front-End Sales              Concession As
                                Charge As a                  Charge As a
                                Percentage of                Percentage of Net            Percentage of
                                Offering Price               Amount Invested              Offering Price

------------------------------- --------------------------------------------------------- ----------------------------
------------------------------- --------------------------------------------------------- ----------------------------

Less than $25,000               5.75%                        6.10%                        4.75%

------------------------------- --------------------------------------------------------- ----------------------------
------------------------------- --------------------------------------------------------- ----------------------------

$25,000 or more but less than   5.50%                        5.82%                        4.75%
$50,000

------------------------------- --------------------------------------------------------- ----------------------------
------------------------------- --------------------------------------------------------- ----------------------------

$50,000 or more but less than   4.75%                        4.99%                        4.00%
$100,000

------------------------------- --------------------------------------------------------- ----------------------------
------------------------------- --------------------------------------------------------- ----------------------------

$100,000 or more but less       3.75%                        3.90%                        3.00%
than $250,000

------------------------------- --------------------------------------------------------- ----------------------------
------------------------------- --------------------------------------------------------- ----------------------------

$250,000 or more but less       2.50%                        2.56%                        2.00%
than $500,000

------------------------------- --------------------------------------------------------- ----------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------

  $500,000 or more but less than $1    2.00%                    2.04%                     1.60%
  million

  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
         in the Statement of Additional Information.
Class A Contingent  Deferred  Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the  Oppenheimer  funds  aggregating  $1  million  or more,  or for  certain  purchases  by particular  types of retirement  plans that were  permitted to purchase such shares prior to March 1, 2001
         ("grandfathered  retirement  accounts").  Retirement plans are not permitted to make initial  purchases of
         Class A shares  subject to a contingent  deferred  sales charge.  The  Distributor  pays dealers of record concessions  in an amount  equal to 1.0% of  purchases  of $1 million or more other than by  grandfathered retirement  accounts.  For  grandfathered  retirement  accounts,  the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to
         1.0% of the lesser of:

o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the
         Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.
         The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

------------------------------------------------------------ ---------------------------------------------------------

Years Since Beginning of Month in Which Purchase Order was   Contingent Deferred Sales Charge on Redemptions in That
Accepted                                                     Year
                                                             (As % of Amount Subject to Charge)

------------------------------------------------------------ ---------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
6 and following                                             None
----------------------------------------------------------- --------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered only through retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

         A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o        The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o        With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts
Mutual Life Insurance Company ("MassMutual"), an affiliate of the Manager, may purchase Class Y shares of the
Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.
Individual investors cannot buy Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. Each Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, each Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25%
         on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B,
         Class C and Class N plans.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase
         Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of
         Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional
         Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
         Statement of Additional Information for exceptions.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.
         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with a Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the applicable Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about each Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your Class A or Class B shares of a Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT  PLANS.  You may buy shares of each Fund for your retirement plan account.  If you participate in a plan sponsored  by your  employer,  the plan trustee or  administrator  must buy the shares for your plan  account.  The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. Each Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the
Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and a Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

     a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
     a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B,
Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
     the amount of your account value represented by an increase in net asset value over the initial purchase price,

     shares purchased by the reinvestment of dividends or capital gains distributions, or
              shares redeemed in the special circumstances described in Appendix C to the o      Statement of

         Additional Information

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of a Fund for shares of other
Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the applicable Fund.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of each Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:

     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus

         Shares of a particular class of each Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests.  Submit an OppenheimerFunds  Exchange Request form, signed by all owners of the account.
         Send it to the  Transfer  Agent  at the  address  on the  back  cover.  Exchanges  of  shares  held  under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
         Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
     Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
     The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   Each Fund may amend, suspend or terminate the exchange privilege at any time. Each Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about each Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in a Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National
         Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed  shares  ordinarily is made in cash. It is forwarded by check,  or through  AccountLink  or by
         Federal Funds wire (as elected by the  shareholder)  within seven days after the Transfer  Agent  receives
         redemption  instructions  in  proper  form.  However,  under  unusual  circumstances   determined  by  the
         Securities and Exchange  Commission,  payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer
         Agent that your purchase payment has cleared
Involuntary redemptions of small accounts may be made by each Fund if the account value has fallen below $500 for reasons other than the fact that the market value of the shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from a
         Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a Fund your correct, certified Social Security or
         Employer Identification Number when you sign your application, or if you under-report your income to the
         Internal Revenue Service.
To avoid sending duplicate copies of materials to households, a Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of a Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. Each Fund intends to declare dividends separately for each class of shares from net investment income at least annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees.
Dividends and distributions paid on Class A, and Class Y shares will generally be higher than dividends for Class
B shares, Class C shares and Class N shares, which normally have higher expenses than Class A shares and Class Y shares. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Each Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that a Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. For retirement plan participants using each Fund as an investment option under their plan, dividends and capital gain distributions from each Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their plan's Summary Plan Description, and/or speak to a professional tax adviser regarding the tax consequences of participating in the Plan and making withdrawals from their Plan account.

         If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in each Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from the excess of net short-term capital gains over net long-term capital losses and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by that Fund.

         Every year each Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information a Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before a Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because each Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in a Fund on your particular tax situation.

Master/Feeder Structure

Unlike many other mutual funds which directly buy and manage their own portfolio securities, the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund seek to achieve their investment objectives by investing all of their assets in another registered investment company with the same goals as the
Fund. All investments are made by the respective Master Fund. Investors in each Fund will acquire an indirect interest in the respective Master Fund.

         Other "feeder" funds may also invest in the Master Fund and all the feeder funds bear the Master Fund's expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Fund by feeder funds may offset each other and produce a lower net cash flow. Each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions.

         Each Fund may withdraw from its respective Master Fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

         Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Master Fund. Whenever the Master Fund holds a vote of its feeder funds, the feeder funds, including the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Mercury Advisors Focus Growth Fund, will pass the vote through to its own shareholders.

Financial Highlights

The Financial Highlights Table is presented to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Funds'
independent auditors, whose report, along with each Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                                              CLASS A                CLASS B                CLASS C
                                                              ----------------       ----------------       ----------------
                                                              PERIOD ENDED           PERIOD ENDED           PERIOD ENDED
                                                              NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                          $10.00                 $10.00                 $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                             (.02)                  (.03)                  (.03)
Net realized and unrealized gain (loss)                        (6.03)                 (6.05)                 (6.05)
                                                     --------------------------------------------------------------
Total income (loss) from investment operations                 (6.05)                 (6.08)                 (6.08)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $3.95                  $3.92                  $3.92
                                                     ==============================================================
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                           (60.50)%               (60.80)%               (60.80)%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $1,048                   $667                   $300
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $  444                   $305                   $114
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                            (1.45)%                (2.21)%                (2.23)%
Expenses                                                        3.99%                  4.78%                  4.79%
Expenses, net of voluntary reimbursement of
expenses and waiver of transfer agent fees                      1.84%                  2.46%                  2.18%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       137.66%(4)             137.66%(4)             137.66%(4)

1.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

  Oppenheimer Select Managers Mercury Advisors Focus Growth Fund

FINANCIAL HIGHLIGHTS Continued

                                                                 CLASS N                CLASS Y
                                                                 -----------------      ----------------
                                                                 PERIOD ENDED           PERIOD ENDED
                                                                 NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(2)
------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period                              $8.28                 $10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                (.04)                  (.05)
Net realized and unrealized gain (loss)                           (4.30)                 (5.99)
                                                       ----------------------------------------
Total income (loss) from investment operations                    (4.34)                 (6.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                    $3.94                  $3.96
                                                       ========================================

------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                              (52.42)%               (60.40)%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $1                     $1(4)
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $1                     $1
------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment loss                                               (1.06)%                (0.63)%
Expenses                                                           4.01%                503.44%
Expenses, net of voluntary reimbursement of
expenses and waiver of transfer agent fees                         3.07%                  2.83%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          137.66%(6)             137.66%(6)

1.  For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Less than $1,000.
5.  Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

  Oppenheimer Select Managers Mercury Advisors Focus Growth Fund

Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                           For the           For the Period
The following ratios have been derived from                                               Year Ended        March 3, 2000++
information provided in the financial statements.                                        November 30,       to November 30,
                                                                                             2001                 2000

Ratios to       Expenses                                                                           .68%               .90%*
Average                                                                                ================    ================
Net Assets:     Investment loss--net                                                             (.25%)             (.33%)*
                                                                                       ================    ================

Supplemental    Net assets, end of period (in thousands)                               $        429,953    $      1,188,715
Data:                                                                                  ================    ================
                Portfolio turnover                                                              137.66%              62.85%
                                                                                       ================    ================

*Annualized.
++Commencement of operations.

FINANCIAL HIGHLIGHTS

                                                                 CLASS A                CLASS B                CLASS C
                                                                 -------------------    --------------------   -------------------
                                                                 PERIOD ENDED           PERIOD ENDED           PERIOD ENDED
                                                                 NOVEMBER 30, 2001(1)   NOVEMBER 30 , 2001(1)  NOVEMBER 30, 2001(1)

------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                $10.00                  $10.00                $10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .09                     .01                   .01
Net realized and unrealized gain (loss)                               (.65)                   (.64)                 (.63)
                                                        -------------------    --------------------   -------------------
Total income (loss) from investment operations                        (.56)                   (.63)                 (.62)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $9.44                   $9.37                 $9.38
                                                        ===================    ====================   ===================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                  (5.60)%                 (6.30)%               (6.20)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $4,829                    $100                  $363
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                   $4,739                     $32                   $68
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                1.19%                   0.50%                 0.46%
Expenses                                                             1.53%                   2.44%                 2.43%
Expenses, net of voluntary reimbursement of expenses                 1.51%                   2.17%                 2.04%
Expenses, net of voluntary waiver of transfer agent fees               N/A                     N/A                   N/A
-------------------------------------------------------- ---------------------------------------------------------------------
Portfolio turnover rate                                                32%                     32%                   32%

1.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

  Oppenheimer Select Managers QM Active Balanced Fund

FINANCIAL HIGHLIGHTS

                                                                            CLASS N                CLASS Y
                                                                            -------------------    -------------------
                                                                            PERIOD ENDED           PERIOD ENDED
                                                                            NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(2)

-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                          $9.75                 $10.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                           .04                    .11
Net realized and unrealized gain (loss)                                        (.38)                  (.65)
                                                                 -------------------    -------------------
Total income (loss) from investment operations                                 (.34)                  (.54)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $9.41                  $9.46
                                                                 ===================    ===================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                                           (3.49)%                (5.40)%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                        $38                     $1
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                               $24                     $1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                         0.84%                  1.39%
Expenses                                                                      1.94%                501.51%
Expenses, net of voluntary reimbursement of expenses                          1.79%                501.38%
Expenses, net of voluntary waiver of transfer agent fees-Class Y                N/A                  1.28%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         32%                    32%

1.  For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS

                                                                  CLASS A                CLASS B                CLASS C
                                                                  --------------------   -------------------    -------------------
                                                                  PERIOD ENDED           PERIOD ENDED           PERIOD ENDED
                                                                  NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)

-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                  $10.00                $10.00                 $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                     (.03)                 (.06)                  (.02)
Net realized and unrealized gain (loss)                                (1.41)                (1.44)                 (1.49)
                                                         ----------------------------------------------------------------------
Total income (loss) from investment operations                         (1.44)                (1.50)                 (1.51)
-----------------------------------------------------------------------------   -------------------    -------------------
Net asset value, end of period                                         $8.56                 $8.50                  $8.49
                                                         ====================   ===================    ===================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                   (14.40)%              (15.00)%               (15.10)%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                              $5,234                  $354                   $968
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $4,683                  $221                   $232
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                                    (0.50)%               (1.37)%                (1.31)%
Expenses                                                               1.44%                 2.45%                  2.46%
Expenses, net of voluntary reimbursement of expenses                     N/A                 2.24%                  2.10%
Expenses, net of voluntary waiver of transfer agent fees                 N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  56%                   56%                    56%

1.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

  Oppenheimer Select Managers Jennison Growth Fund

FINANCIAL HIGHLIGHTS

                                                                           CLASS N                CLASS Y
                                                                           --------------------   --------------------
                                                                           PERIOD ENDED           PERIOD ENDED
                                                                           NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(2)

------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                           $9.45                 $10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                             (.02)                  (.03)
Net realized and unrealized gain (loss)                                         (.91)                 (1.40)
                                                                 -------------------------------------------
Total income (loss) from investment operations                                  (.93)                 (1.43)
-------------------------------------------------------------------------------------   --------------------
Net asset value, end of period                                                 $8.52                  $8.57
                                                                 ====================   ====================
------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                                            (9.84)%               (14.30)%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                        $361                     $1
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                               $122                     $1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                                            (0.90)%                (0.38)%
Expenses                                                                       1.98%                501.48%
Expenses, net of voluntary reimbursement of expenses                           1.71%                501.35%
Expenses, net of voluntary waiver of transfer agent fees-Class Y                 N/A                  1.25%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          56%                    56%

1.  For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
                                                                 CLASS A                 CLASS B                CLASS C
                                                                 --------------------    -------------------    -------------------
                                                                 PERIOD ENDED            PERIOD ENDED           PERIOD ENDED
                                                                 NOVEMBER 30, 2001(1)    NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)
--------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                                  $10.00                 $10.00                 $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .08                    .04                    .03
Net realized and unrealized gain (loss)                                 (.83)                  (.86)                  (.85)
                                                         --------------------    -------------------    -------------------
Total income (loss) from investment operations                          (.75)                  (.82)                  (.82)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $9.25                  $9.18                  $9.18
                                                         ====================    ===================    ===================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                    (7.50)%                (8.20)%                (8.20)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                              $8,717                 $2,071                 $3,729
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $6,384                 $1,075                 $1,427
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                  1.57%                  1.06%                  1.17%
Expenses                                                               1.59%                  2.54%                  2.55%
Expenses, net of voluntary reimbursement of expenses                     N/A                  2.39%                  2.38%
Expenses, net of voluntary waiver of transfer agent fees                 N/A                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  55%                    55%                    55%

1.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

  Oppenheimer Select Managers Salomon Brothers Capital Fund

FINANCIAL HIGHLIGHTS  CONTINUED
                                                                                 CLASS N                  CLASS Y
                                                                                 ----------------------   ----------------------
                                                                                 PERIOD ENDED             PERIOD ENDED
                                                                                 NOVEMBER 30, 2001(1)     NOVEMBER 30, 2001(2)
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period                                             $9.84                    $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                              .03                       .12
Net realized and unrealized gain (loss)                                           (.66)                     (.86)
                                                                 ----------------------    ----------------------
Total income (loss) from investment operations                                    (.63)                     (.74)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $9.21                     $9.26
                                                                 ======================    ======================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                                              (6.40)%                   (7.40)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                          $660                        $1
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                 $158                        $1
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                            2.08%                     1.52%
Expenses                                                                         2.07%                   501.53%
Expenses, net of voluntary reimbursement of expenses                             1.89%                   501.40%
Expenses, net of voluntary waiver of transfer agent fees-Class Y                   N/A                     1.30%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            55%                       55%

1.  For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS

                                                                  CLASS A                CLASS B                CLASS C
                                                                  --------------------   --------------------   -------------------
                                                                  PERIOD ENDED           PERIOD ENDED           PERIOD ENDED
                                                                  NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(1)
------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                                 $10.00                 $10.00                $10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                    (.07)                  (.14)                 (.04)
Net realized and unrealized gain (loss)                               (2.37)                 (2.35)                (2.45)
                                                        --------------------   --------------------   -------------------
Total income (loss) from investment operations                        (2.44)                 (2.49)                (2.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $7.56                  $7.51                 $7.51
                                                        ====================   ====================   ===================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                  (24.40)%               (24.90)%              (24.90)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $4,046                    $95                  $114
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $4,255                   $118                   $40
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                                   (1.04)%                (1.93)%               (1.93)%
Expenses                                                              1.75%                  2.74%                 2.76%
Expenses, net of voluntary reimbursement of expenses                    N/A                  2.57%                 2.28%
Expenses, net of voluntary waiver of transfer agent fees                N/A                    N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                370%                   370%                  370%

1.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

  Oppenheimer Select Managers Gartmore Millennium Growth Fund II

FINANCIAL HIGHLIGHTS    CONTINUED

                                                                           CLASS N                CLASS Y
                                                                           --------------------   -------------------
                                                                           PERIOD ENDED           PERIOD ENDED
                                                                           NOVEMBER 30, 2001(1)   NOVEMBER 30, 2001(2)
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period                                         $9.06                $10.00
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                           (.03)                 (.05)
Net realized and unrealized gain (loss)                                      (1.50)                (2.38)
                                                               --------------------   -------------------
Total income (loss) from investment operations                               (1.53)                (2.43)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $7.53                 $7.57
                                                               ====================   ===================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                                         (16.89)%              (24.30)%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                       $31                    $1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                               $9                    $1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                                          (1.53)%               (0.63)%
Expenses                                                                     2.27%               501.80%
Expenses, net of voluntary reimbursement of expenses                         1.74%               501.55%
Expenses, net of voluntary waiver of transfer agent fees-Class Y               N/A                 1.45%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       370%                  370%

1.  For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2.  For the period from February 16, 2001 (inception of offering) to November
30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS

                                                           CLASS A                  CLASS B                CLASS C
                                                           ------------------       -------------------    -------------------
                                                           PERIOD ENDED             PERIOD ENDED           PERIOD ENDED
                                                           DECEMBER 31, 2001(1)     DECEMBER 31, 2001(1)   DECEMBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                       $10.00                   $10.00                 $10.00
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                  .01                     (.01)                  (.01)
Net realized and unrealized gain (loss)                     (1.16)                   (1.19)                 (1.20)
                                                ------------------      -------------------    -------------------
Total income (loss) from investment operations              (1.15)                   (1.20)                 (1.21)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $8.85                    $8.80                  $8.79
                                                ==================      ===================    ===================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        (11.50)%                 (12.00)%               (12.10)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $3,598                   $1,189                 $1,558
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,397                    $ 468                  $ 500
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                                0.33%                    (0.40)%                (0.39)%
Expenses                                                    1.87%                    2.65%                  2.64%
Expenses, net of voluntary reimbursement of
expenses and waiver of transfer agent fees                  0.99%                    1.68%                  1.76%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.21% (4)                3.21% (4)              3.21% (4)

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Series included elsewhere in this report.

   Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund

FINANCIAL HIGHLIGHTS CONTINUED

                                                                   CLASS N                CLASS Y
                                                                   ------------------     ------------------
                                                                   PERIOD ENDED           PERIOD ENDED
                                                                   DECEMBER 31, 2001(1)   DECEMBER 31, 2001(2)
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                                $9.54                  $10.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                           --                     .04
Net realized and unrealized gain (loss)                              (.72)                  (1.14)
                                                        ------------------      ------------------
Total income (loss) from investment operations                       (.72)                  (1.10)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.82                   $8.90
                                                        ==================      =====================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                                 (7.55)%                (11.00)%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                           $5,014                      $1
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                  $1,425                      $1
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                               0.07%                   0.57%
Expenses                                                            2.14%                 384.04%
Expenses, net of voluntary reimbursement of expenses
and waiver of transfer agent fees                                   1.40%                   0.62%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             3.21% (5)               3.21% (5)

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. For the period from February 16, 2001 (inception of offering) to December 31,
2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Series included elsewhere in this report.

Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

                                                                                                                        For the
                                                                                                                        Period
                                                                                                                       April 3,
MASTER              The following ratios have been derived               For the Year Ended December 31,               1997+ to
S&P 500             from information provided in the           ----------------------------------------------------    Dec. 31,
INDEX SERIES        financial statements.                         2001          2000          1999          1998         1997
===============================================================================================================================

Total Investment                                                  (11.97%)           --            --            --          --
Return:                                                        ==========    ==========    ==========    ==========    ========
===============================================================================================================================
Ratios to Average   Expenses, net of reimbursement .........         .05%          .07%          .07%          .10%        .12%*
Net Assets:                                                    ==========    ==========    ==========    ==========    ========
                    Expenses ...............................         .05%          .07%          .07%          .10%        .17%*
                                                               ==========    ==========    ==========    ==========    ========
                    Investment income--net .................        1.29%         1.16%         1.33%         1.56%       1.99%*
                                                               ==========    ==========    ==========    ==========    ========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands)   $1,893,497    $1,714,631    $1,690,336    $1,118,220    $602,801
Data:                                                          ==========    ==========    ==========    ==========    ========
                    Portfolio turnover .....................        3.21%         9.71%        29.91%        25.97%      24.31%
                                                               ==========    ==========    ==========    ==========    ========
===============================================================================================================================

*     Annualized.
+     Commencement of operations.

INFORMATION AND SERVICES

For More Information On Each Fund
The following additional information about the Funds is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about each Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments and performance is available in each Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Funds' privacy policy and other information about the Funds or your account:

By Telephone:                                        Call OppenheimerFunds Services toll-free:
                                                     1.800.525.7048

By Mail:                                             Write to:
                                                     OppenheimerFunds Services
                                                     P.O. Box 5270
                                                     Denver, Colorado 80217-5270

-------------------------------------------------------------------------------------------------------------

On the Internet:                                     You  can  send  us  a  request  by  e-mail  or  read  or
down-load documents on the OppenheimerFunds website: WWW.OPPENHEIMERFUNDS.COM
                                                     ------------------------

-------------------------------------------------------------------------------------------------------------

Information about the Funds including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Funds or to make any representations about the Funds other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Funds, nor a solicitation of an offer to buy shares of the Funds, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Trust's SEC File No.: 811-10153                         The Funds' shares are distributed by:
PR0505.001.0302                                      (logo) OppenheimerFunds(R)
Printed on recycled paper.                                  Distributor, Inc.